UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07396

Western Asset Managed High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: February 28

Date of reporting period: November 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FORM N-Q

NOVEMBER 30, 2013

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 91.2%
CONSUMER DISCRETIONARY - 16.5%
Auto Components - 0.1%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	260,000	$276,250

Automobiles - 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000	788,325
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000	326,975	(a)

Total Automobiles				1,115,300

Diversified Consumer Services - 0.6%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	540,000	594,000	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	695,000	741,913
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	500,000	522,500	(a)

Total Diversified Consumer Services				1,858,413

Hotels, Restaurants & Leisure - 4.9%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	769,103	739,336	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	50,000	54,500
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,030,000	1,122,700
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	240,000	216,000	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	729,000	743,580
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	1,700,000	1,641,562
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000	881,650
CCM Merger Inc., Senior Notes	9.125%	5/1/19	930,000	981,150	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	720,000	726,300	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	270,000	304	(a)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	890,000	943,400	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	400,000	428,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,976,000	2,163,720	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	200,000	202,250
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	410,000	438,700	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	930,000	955,575	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	185,000	202,806	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000	1,186,363
Snoqualmie Entertainment Authority, Senior Secured Notes	4.147%	2/1/14	515,000	512,425	(a)(f)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	183,000	182,886	(a)

Total Hotels, Restaurants & Leisure				14,323,207

Household Durables - 0.9%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	500,000	507,500
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	730,000	749,162
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000	896,400

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Household Durables - continued
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	610,000		$603,900	(a)

Total Household Durables					2,756,962

Media - 6.4%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		316,825
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,720,000		1,887,700
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	530,000		551,200
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		258,750
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	410,000		443,825
DISH DBS Corp., Senior Notes	6.625%	10/1/14	60,000		62,700
DISH DBS Corp., Senior Notes	7.875%	9/1/19	580,000		674,250
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,110,000		1,201,575
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	210,000		215,775	(a)
Gray Television Inc., Senior Notes	7.500%	10/1/20	510,000		539,325	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	150,000		156,750	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,100,000		1,185,250	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	538,900		549,678	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,490,000		1,624,100	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	971,000		1,157,067
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	361,000		424,204
Univision Communications Inc., Senior Notes	8.500%	5/15/21	780,000		867,750	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	720,000		779,400	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	460,000		514,050	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	90,000		99,450	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,200,000	EUR	1,661,134	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	410,000		442,287	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,817,736	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000		1,566,625	(a)

Total Media					18,997,406

Multiline Retail - 0.8%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	710,000		715,325
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	185,000		183,613
Neiman Marcus Group Ltd. Inc., Senior Notes	8.000%	10/15/21	80,000		82,600	(a)
Neiman Marcus Group Ltd. Inc., Senior Notes	8.750%	10/15/21	1,380,000		1,428,300	(a)(b)

Total Multiline Retail					2,409,838

Specialty Retail - 2.1%
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		707,000
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,190,000		1,246,525	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,280,000		1,222,400
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	440,000		462,000	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	436,000		447,994
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	150,000		154,314	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,140,000		1,154,250	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	630,000		685,125	(a)

Total Specialty Retail					6,079,608

Textiles, Apparel & Luxury Goods - 0.3%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	340,000		343,400	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Textiles, Apparel & Luxury Goods - continued
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	440,000	$441,100	(a)

Total Textiles, Apparel & Luxury Goods				784,500

TOTAL CONSUMER DISCRETIONARY				48,601,484

CONSUMER STAPLES - 3.0%
Beverages - 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	440,000	465,300	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	670,000	713,550	(a)

Total Beverages				1,178,850

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	880,000	887,700	(a)

Food Products - 2.0%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,050,000	1,127,437	(a)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	700,000	697,375	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	850,000	905,250	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,810,000	1,909,550	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	760,000	788,500	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	370,000	380,175	(a)

Total Food Products				5,808,287

Household Products - 0.1%
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	360,000	384,300	(a)

Tobacco - 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	680,000	629,000	(a)

TOTAL CONSUMER STAPLES				8,888,137

ENERGY - 12.8%
Energy Equipment & Services - 2.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	410,000	442,800
CGG, Senior Notes	9.500%	5/15/16	173,000	183,164
CGG, Senior Notes	7.750%	5/15/17	200,000	206,750
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	670,000	683,400
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	470,000	535,800	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	680,000	754,800	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	610,000	643,550	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	900,000	966,375
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	580,000	623,500	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	790,000	880,850

Total Energy Equipment & Services				5,920,989

Oil, Gas & Consumable Fuels - 10.8%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	590,000	607,700
Arch Coal Inc., Senior Notes	7.000%	6/15/19	640,000	496,000
Arch Coal Inc., Senior Notes	9.875%	6/15/19	370,000	320,050
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	280,000	298,200
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	860,000	881,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	600,000	667,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	200,000	222,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	430,000	480,525
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	590,000	595,900	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	420,000	462,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	440,000	496,650

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	290,000	$313,200
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	610,000	683,200
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	860,000	939,550
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	1,323,771	1,310,533	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	320,000	338,000
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	680,000	698,922
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	470,000	518,486	(f)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.875%	12/15/17	646,595	678,925	(a)(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,190,000	1,244,954	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	880,000	937,200
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	720,000	734,400
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	760,000	845,500
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,250,000	1,346,875
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	26,000	28,210
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,430,000	1,462,175	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	920,000	694,600
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	490,000	509,600	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	620,000	641,700	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	490,000	502,250
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	800,000	764,690
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	725,000	800,190
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	140,000	153,072
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	250,000	263,750	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,120,000	1,204,000	(a)
Samson Investment Co., Senior Notes	10.500%	2/15/20	1,830,000	1,987,837	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,080,000	1,109,700	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	90,000	92,250
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000	550,800	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	310,000	288,300	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	380,000	399,000	(a)
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	645,000	736,291
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,960,000	2,588,686
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,320,000	910,800	(a)

Total Oil, Gas & Consumable Fuels				31,806,171

TOTAL ENERGY				37,727,160

FINANCIALS - 8.9%
Capital Markets - 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	670,000	745,332

Commercial Banks - 3.1%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,060,000	1,409,816	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,000,000	1,053,750
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	170,000	226,332	(a)(f)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	880,000	1,003,200	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,470,000	1,513,691	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	980,000	975,494	(a)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000	705,175	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	520,000	532,060

Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	730,000	741,787
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	230,000	251,476
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000	635,475	(a)

Total Commercial Banks				9,048,256

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Consumer Finance - 1.3%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	760,000		$915,800
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	460,000	EUR	672,777	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	620,000		724,625
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	610,000		694,638
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	350,000		364,000	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	310,000		330,925	(a)

Total Consumer Finance					3,702,765

Diversified Financial Services - 3.0%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	370,000		334,850	(f)(g)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	280,000		272,986	(f)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,520,000		3,024,000
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,815,000		2,159,850
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	350,000		338,625	(f)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	740,000		756,650
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	560,000		583,800
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	750,000		812,812
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		541,250	(a)(f)

Total Diversified Financial Services					8,824,823

Insurance - 0.9%
American International Group Inc., Senior Notes	8.250%	8/15/18	890,000		1,129,121
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000		480,700	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.848%	3/31/14	240,000		240,000	(f)(g)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		526,750	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000		413,100	(a)

Total Insurance					2,789,671

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,160,000		1,209,300	(a)

TOTAL FINANCIALS					26,320,147

HEALTH CARE - 6.1%
Health Care Equipment & Supplies - 0.8%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	780,000		803,400
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	570,000		586,388	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,190,000		1,094,800

Total Health Care Equipment & Supplies					2,484,588

Health Care Providers & Services - 5.3%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	468,000		570,960
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	390,000		404,625	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,310,000		1,431,175
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,295,000		2,307,909
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	730,000		791,138
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,110,000		1,215,450
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,070,000		1,221,137
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	340,000		380,800	(a)
HCA Inc., Debentures	7.500%	11/15/95	2,345,000		2,110,500
HCA Inc., Notes	7.690%	6/15/25	490,000		518,175
HCA Inc., Senior Secured Notes	7.250%	9/15/20	250,000		273,750
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,410,000		1,498,125

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services - continued
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	880,000	$330,000	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	860,000	898,700
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	810,000	880,875
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	720,000	753,750	(a)

Total Health Care Providers & Services				15,587,069

TOTAL HEALTH CARE				18,071,657

INDUSTRIALS - 15.3%
Aerospace & Defense - 2.0%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,090,000	1,064,113	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000	616,000
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,351,000	1,383,086	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	410,000	440,750
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,560,000	1,696,500
Triumph Group Inc., Senior Notes	8.625%	7/15/18	480,000	523,200
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	325,000	315,250	(a)

Total Aerospace & Defense				6,038,899

Airlines - 1.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000	310,000	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	780,000	822,900	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	351,273	369,715	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,915,000	1,929,362	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	26,501	27,031
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	269,669	295,962
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	187,958	212,393
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	80,000	84,800	(a)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	63,822	68,577
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	400,000	404,000
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	70,107	77,468
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	400,000	414,000
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	155,697	157,768

Total Airlines				5,173,976

Building Products - 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	560,000	550,200	(a)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	240,000	257,400	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	90,000	97,200	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	300,000	324,750	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	810,000	891,000	(a)

Total Building Products				2,120,550

Commercial Services & Supplies - 2.6%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,150,000	1,220,437
Garda World Security Corp., Senior Notes	7.250%	11/15/21	210,000	214,200	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	470,000	542,850	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,560,000	1,653,600
Monitronics International Inc., Senior Notes	9.125%	4/1/20	230,000	243,800	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	440,000	502,700

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Services & Supplies - continued
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	762,000	$838,200	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	503,000	553,300	(a)
TMS International Corp., Senior Notes	7.625%	10/15/21	330,000	350,625	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	1,416,000	1,593,000

Total Commercial Services & Supplies				7,712,712

Construction & Engineering - 0.6%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	800,000	852,000	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000	180,500	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	780,000	803,400	(a)

Total Construction & Engineering				1,835,900

Electrical Equipment - 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000	596,400	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	510,000	539,325	(a)

Total Electrical Equipment				1,135,725

Industrial Conglomerates - 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	850,000	945,625

Machinery - 1.3%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,540,000	1,651,650	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	820,000	826,150	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	690,000	774,525
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	490,000	523,075	(a)

Total Machinery				3,775,400

Marine - 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	951,856	866,189	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	518,000	519,942
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	780,000	793,650	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	500,000	536,250	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	100,000	106,625	(a)

Total Marine				2,822,656

Road & Rail - 1.8%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	700,000	745,500	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,669,110	1,735,874	(b)
Jack Cooper Finance Co., Senior Secured Notes	9.250%	6/1/20	380,000	409,925	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	830,000	895,363	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,458,000	1,622,025

Total Road & Rail				5,408,687

Trading Companies & Distributors - 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	790,000	849,250	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	880,000	965,800

Total Trading Companies & Distributors				1,815,050

Transportation - 1.9%
CMA CGM, Senior Notes	8.500%	4/15/17	1,770,000	1,721,325	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	900,000	956,250	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Transportation - continued
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,080,000		$1,074,600	(a)(b)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	950,000		990,375	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	720,000		721,800	(a)

Total Transportation					5,464,350

Transportation Infrastructure - 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	470,000		501,138	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	380,000		405,175	(a)

Total Transportation Infrastructure					906,313

TOTAL INDUSTRIALS					45,155,843

INFORMATION TECHNOLOGY - 2.5%
Computers & Peripherals - 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	1,500,000		1,543,885

Internet Software & Services - 0.4%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000		688,825
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000		598,050

Total Internet Software & Services					1,286,875

IT Services - 0.7%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	170,000		168,300	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	1,150,000		1,354,125
First Data Corp., Senior Secured Notes	6.750%	11/1/20	360,000		378,900	(a)

Total IT Services					1,901,325

Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	436,000		445,810

Software - 0.7%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	390,000		409,500	(a)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	920,000		949,900	(a)(b)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	670,000		701,825	(a)

Total Software					2,061,225

TOTAL INFORMATION TECHNOLOGY					7,239,120

MATERIALS - 11.1%
Chemicals - 0.5%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	582,000	EUR	849,145	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	250,000	EUR	392,354	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	200,000	EUR	313,883	(a)

Total Chemicals					1,555,382

Containers & Packaging - 2.9%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,060,000		1,150,100	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	340,000	EUR	496,642	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	680,000		734,400	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	800,000		806,000	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	130,000	EUR	177,527	(a)
BOE Intermediate Holding Corp., Senior Notes	9.000%	11/1/17	282,285		292,165	(a)(b)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	800,000		808,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,140,000		1,054,500

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Containers & Packaging - continued
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,260,000		$1,351,350
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	150,000		159,375
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,380,000		1,461,075	(a)

Total Containers & Packaging					8,491,134

Metals & Mining - 5.7%
ArcelorMittal, Senior Notes	5.000%	2/25/17	500,000		533,125
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,070,000		1,127,513
ArcelorMittal, Senior Notes	6.750%	2/25/22	140,000		152,425
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	640,000		604,800	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	70,000		70,947
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	840,000		883,206
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,010,000		1,025,150
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	160,000		166,100	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	430,000		447,738	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,210,000		1,358,225	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	960,000		806,400	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	720,000		180,000	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	800,000		790,000
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	350,000		300,125	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	630,000		697,725	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	700,000		780,500	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,240,000		1,277,200	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,110,000		1,169,662
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	480,000		513,600	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	570,000	EUR	829,314	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,080,000		912,600	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	330,000		346,500	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	360,000		349,200	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	570,000		592,800
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	740,000		828,800

Total Metals & Mining					16,743,655

Paper & Forest Products - 2.0%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,900,000		1,862,000	(a)
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	2,072,000		2,507,690
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	970,000		885,125	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	498,000		348,600
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	70,000		73,325
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	610,000		277,550

Total Paper & Forest Products					5,954,290

TOTAL MATERIALS					32,744,461

TELECOMMUNICATION SERVICES - 9.7%
Diversified Telecommunication Services - 6.3%
CenturyLink Inc., Senior Notes	5.800%	3/15/22	1,710,000		1,697,175
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	115,000		104,650

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services - continued
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	750,000	$821,250	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	230,000	240,350	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,500,000	1,646,250
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	370,000	408,387
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,940,000	1,864,825	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	70,000	74,550
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,280,000	1,440,000
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	350,000	356,125	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	100,000	99,875
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	1,180,000	1,247,850	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000	284,050	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	990,000	1,058,519
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	600,000	638,250	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,690,029	2,790,905	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,420,000	2,489,575
Windstream Corp., Senior Notes	6.375%	8/1/23	1,250,000	1,200,000

Total Diversified Telecommunication Services				18,462,586

Wireless Telecommunication Services - 3.4%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	400,000	382,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,025,000	4,347,000
Sprint Communications Inc., Senior Notes	6.000%	12/1/16	60,000	65,400
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,480,000	1,794,500	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,540,000	1,690,150	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	790,000	867,025
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	300,000	319,125
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	250,000	255,313
T-Mobile USA Inc., Senior Notes	6.731%	4/28/22	220,000	230,175

Total Wireless Telecommunication Services				9,950,688

TOTAL TELECOMMUNICATION SERVICES				28,413,274

UTILITIES - 5.3%
Electric Utilities - 1.7%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,190,000	1,309,000
FirstEnergy Corp., Notes	7.375%	11/15/31	840,000	890,756
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	286,400	294,992
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,460,000	1,503,800
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	865,577	991,085	(e)

Total Electric Utilities				4,989,633

Gas Utilities - 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	740,000	797,350

Independent Power Producers & Energy Traders - 3.3%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	650,000	669,500
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	96,000	105,600	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	655,000	720,500	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	8/11/16	160,000	0	(c)(e)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	570,000	664,050	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	470,000	484,100	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,599,000	1,706,932
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	950,000	1,045,000	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	930,000	962,550	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,635,000	2,779,925

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders - continued
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	66,826	$73,175
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	623,548	696,426

Total Independent Power Producers & Energy Traders				9,907,758

TOTAL UTILITIES				15,694,741

TOTAL CORPORATE BONDS & NOTES (Cost - $253,706,595)				268,856,024

SENIOR LOANS - 1.8%
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.7%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000	722,425	(i)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,216,667	1,344,417	(i)

Total Hotels, Restaurants & Leisure				2,066,842

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	340,000	330,614	(i)

TOTAL CONSUMER DISCRETIONARY				2,397,456

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	300,000	298,500	(i)

ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	70,000	69,781	(i)

Oil, Gas & Consumable Fuels - 0.1%
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	189,050	193,777	(i)

TOTAL ENERGY				263,558

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Physiotherapy Associates Holdings Inc., Exit Term Loan	—	10/10/16	640,000	630,400	(c)(j)

INDUSTRIALS - 0.4%
Machinery - 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	1,190,000	1,225,700	(i)

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	540,000	558,900	(i)

TOTAL SENIOR LOANS (Cost - $5,083,229)				5,374,514

			SHARES
COMMON STOCKS - 2.0%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			46,919	93,838	*(c)(d)

Household Durables - 0.0%
William Lyon Homes, Class A Shares			1,814	39,455	*

TOTAL CONSUMER DISCRETIONARY				133,293

ENERGY - 0.5%
Energy Equipment & Services - 0.5%
KCAD Holdings I Ltd.			151,493,610	1,327,538	*(c)(d)

FINANCIALS - 0.7%
Diversified Financial Services - 0.5%
Citigroup Inc.			29,040	1,536,797

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY			SHARES	VALUE
Real Estate Management & Development - 0.2%
Realogy Holdings Corp.			9,757	$462,384	*(d)
Realogy Holdings Corp.			2,714	128,616	*

Total Real Estate Management & Development				591,000

TOTAL FINANCIALS				2,127,797

INDUSTRIALS - 0.8%
Building Products - 0.0%
Nortek Inc.			639	46,673	*

Marine - 0.8%
DeepOcean Group Holding AS			58,920	1,798,321	*(c)(d)
Horizon Lines Inc., Class A Shares			417,516	430,041	*

Total Marine				2,228,362

TOTAL INDUSTRIALS				2,275,035

TOTAL COMMON STOCKS (Cost - $5,829,370)				5,863,663

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $145,000)	6.000%		5,800	146,450

PREFERRED STOCKS - 1.5%
FINANCIALS - 1.5%
Consumer Finance - 1.1%
GMAC Capital Trust I	8.125%		118,121	3,170,368	(f)

Diversified Financial Services - 0.4%
Citigroup Capital XIII	7.875%		46,675	1,278,428	(f)

TOTAL PREFERRED STOCKS (Cost - $4,131,949)				4,448,796

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,198	158,735	*
Jack Cooper Holdings Corp.		5/6/18	558	73,935	*

TOTAL WARRANTS (Cost - $30,507)				232,670

TOTAL INVESTMENTS - 96.6% (Cost - $268,926,650#)				284,922,117
Other Assets in Excess of Liabilities - 3.4%				9,907,929

TOTAL NET ASSETS - 100.0%				$294,830,046

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of November 30, 2013.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of November 30, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR	— Euro

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$266,806,155	$2,049,869	$268,856,024
Senior loans	—	4,744,114	630,400	5,374,514
Common stocks:
Consumer discretionary	$39,455	—	93,838	133,293
Energy	—	—	1,327,538	1,327,538
Financials	2,127,797	—	—	2,127,797
Industrials	476,714	—	1,798,321	2,275,035
Convertible preferred stocks	146,450	—	—	146,450
Preferred stocks	4,448,796	—	—	4,448,796
Warrants	—	232,670	—	232,670

Total investments	$7,239,212	$271,782,939	$5,899,966	$284,922,117

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$98,952	—	$98,952
Centrally cleared credit default swaps on credit indices - buy protection	—	79,031	—	79,031

Total	—	$177,983	—	$177,983

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			COMMON STOCKS
INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	SENIOR LOANS	CONSUMER DISCRETIONARY	ENERGY	INDUSTRIALS	TOTAL
Balance as of February 28, 2013	$2,374,469	—	$93,838	$1,847,010	$1,166,208	$5,481,525
Accrued premiums/discounts	23,713	—	—	—	—	23,713
Realized gain (loss)	41,188	—	—	—	—	41,188
Change in unrealized appreciation (depreciation)(1)	150,815	—	—	(519,472)	632,113	263,456
Purchases	132,578	$630,400	—	—	—	762,978
Sales	(672,894)	—	—	—	—	(672,894)
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—

Balance as of November 30, 2013	$2,049,869	$630,400	$93,838	$1,327,538	$1,798,321	$5,899,966

Net change in unrealized appreciation (depreciation) for investments insecurities still held at November 30, 2013(1)	$100,970	—	—	$(519,472)	$632,113	$213,611

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended November 30, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Notes to Schedule of Investments (unaudited) (continued)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Notes to Schedule of Investments (unaudited) (continued)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At November 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of November 30, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $98,952. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At November 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,826,148
Gross unrealized depreciation	(4,830,681)

Net unrealized appreciation	$15,995,467

During the period ended November 30, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of February 28, 2013	$26,320,000	$181,752
Options written	12,350,000	78,325
Options closed	—	—
Options exercised	(12,550,000)	(94,565)
Options expired	(26,120,000)	(165,512)

Written options, outstanding as of November 30, 2013	—	—

At November 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Citibank, N.A.	4,373,143	$5,942,657	2/18/14	$(95,918)
Euro	Royal Bank of Scotland PLC	265,481	360,762	2/18/14	(3,034)

Net unrealized loss on open forward foreign currency contracts					$(98,952)

At November 30, 2013, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$3,830,000	12/20/18	5.000% quarterly	$(271,833)	$(242,843)	$(28,990)
BNP Paribas (Markit CDX.NA.HY.21 Index)	6,820,000	12/20/18	5.000% quarterly	(484,047)	(434,006)	(50,041)

Total	$10,650,000			$(755,880)	$(676,849)	$(79,031)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at November 30, 2013.

	Forward Foreign Currency Contracts	Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Depreciation	Total
Foreign Exchange Risk	$(98,952)	—	$(98,952)
Credit Risk	—	$(79,031)	(79,031)

Total	$(98,952)	$(79,031)	$(177,983)

During the period ended November 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$17,123
Written options†	61,534
Futures contracts (to buy) †	1,057,711
Forward foreign currency contracts (to sell)	6,136,827

Average Notional Balance
Credit default swap contracts (to buy protection)	$8,596,800

†	At November 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Managed High Income Fund Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: January 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: January 24, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: January 24, 2014